UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 16, 2008

XOMA LTD.

(Exact name of registrant as specified in its charter)

BERMUDA

(State or other jurisdiction of incorporation)

0-14710	52-2154066
(Commission File Number)	(IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California	94710
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code	(510) 204-7200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                Other Events

On October 16, 2008, the U.S. Food and Drug Administration (the “FDA”) announced labeling changes, including a Boxed Warning, to highlight the risks of life-threatening infections, including progressive multifocal leukoencephalopathy, with the use of RAPTIVA® (efalizumab).  The FDA’s news release is attached as Exhibit 1 hereto and incorporated by reference herein.

XOMA Ltd. currently receives royalties on worldwide sales of RAPTIVA®, a humanized therapeutic monoclonal antibody approved for adults with moderate-to-severe plaque psoriasis who are candidates for systemic therapy or phototherapy.  RAPTIVA® is marketed by Genentech Inc. in the United States and by Merck Serono S.A. outside the United States.

Item 9.01.                                Financial Statements and Exhibits.

1.	News Release issued by the U.S. Food and Drug Administration dated October 16, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2008	XOMA LTD.

By: /s/ Christopher J. Margolin
Christopher J. Margolin
Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Number                      Description

1.	News Release issued by the U.S. Food and Drug Administration dated October 16, 2008